Exhibit 99.1

Second Amended and Restated
Forbearance to Loan Agreement and Amendment to Loan Agreement

THIS SECOND AMENDED AND RESTATED FORBEARANCE TO LOAN AGREEMENT AND AMENDMENT TO LOAN AGREEMENT (this “Agreement”) effective as of April 15, 2018 (the “Effective Date”), is made by and among TOWERSTREAM CORPORATION, a Delaware corporation (“Parent”), TOWERSTREAM I, INC., a Delaware corporation, HETNETS TOWER CORPORATION, a Delaware corporation (together with Parent and Towerstream I, Inc., the “Borrowers” and each a “Borrower”), OMEGA COMMUNICATIONS CORPORATION, a Delaware corporation, ALPHA COMMUNICATIONS CORPORATION, a Delaware corporation, TOWERSRTEAM HOUSTON, INC., a Texas corporation (together with Omega Communications Corporation and Alpha Communications Corporation, the “Guarantors” and each a “Guarantor”), the MAJORITY LENDERS (as defined below), and MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrowers, the financial institutions from time to time party thereto (the “Lenders”) and Administrative Agent are parties to that certain Loan Agreement dated as of October 16, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Guarantors entered into that certain Guaranty, dated as of October 16, 2014, for the ratable benefit of Administrative Agent and the Lenders;

WHEREAS, Borrowers have notified the Administrative Agent that (i) upon payment of obligations in the ordinary course, Parent, on a consolidated basis with its subsidiaries, may no longer maintain at least $6,500,000 in deposit accounts or securities accounts (as each such term is defined in the UCC) with respect to which Administrative Agent has a perfected first priority security interest in, and control over, unrestricted cash or Cash Equivalents, such event if not waived or cured, would breach of Section 6.16 of the Loan Agreement which would cause an Event of Default under the Loan Agreement and (ii) the report of Parent’s independent certified public accounts accompanying the audited consolidated financial statements of Parent and its consolidated Subsidiaries at and for the year ended December 31, 2017 contains a going concern qualification (“Qualified Auditor’s Report”) in breach of Section 6.1(a)(i) of the Loan Agreement which would cause an Event of Default under the Loan Agreement (together the “Specified Events of Default” and each a “Specified Event of Default”);

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Majority Lenders entered into that certain Amended and Restated Forbearance to Loan Agreement, dated as of February 28, 2018 (as amended, the “Original Forbearance Agreement”), which amended and restated that certain Forbearance Agreement, dated as of January 26, 2018, and entered into that certain First Amendment to Amended and Restated Forbearance to Loan Agreement, dated March 30, 2018, which amended the expiration date of the Forbearance Period from March 30, 2018 to April 15, 2018;

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Majority Lenders have agreed to amend and restate the Original Forbearance Agreement and to amend the Loan Agreement, in each case as provided herein;

WHEREAS, Borrowers and Guarantors have requested that Administrative Agent and Majority Lenders (as defined in the Loan Agreement) agree to a conditional waiver and forbear from exercising any of their rights and remedies with respect to the Specified Events of Default as hereinafter provided in order to afford Parent with sufficient time to explore strategic alternatives, and Administrative Agent and the Majority Lenders, subject to the terms and conditions contained herein, have agreed to such conditional waiver and forbearance to be effective as of the Effective Date; and

WHEREAS, Borrowers, Guarantors, Administrative Agent and the Majority Lenders acknowledge that the terms of this Agreement do not constitute a novation or extinguishment, of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.     Definitions. All capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the same meanings as assigned to them in the Loan Agreement when used in this Agreement, unless the context hereof shall otherwise require or provide.

2.     Estoppel, Acknowledgement and Reaffirmation. Each Loan Party hereby acknowledges and agrees that, as of April 15, 2018, (a) the aggregate outstanding principal amount of the Loans was not less than 35,059,015.88, which constitutes a valid and subsisting obligation of the Loan Parties to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Loan Parties hereby: (w) acknowledge the Specified Events of Default; (x) acknowledge their respective obligations under the Loan Agreement and the Loan Documents to which they are party; (y) reaffirm that each Lien created and granted in, or pursuant to, the Loan Agreement and the other Loan Documents is valid and subsisting; and (z) acknowledge that this Agreement shall in no manner impair or otherwise adversely affect such Obligations or Liens.

3.     Conditional Waiver and Forbearance. Unless the Forbearance Period is sooner terminated as provided herein and subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7 hereof, Administrative Agent and the Lenders hereby agree to waive compliance with Sections 6.16 and 6.1(a)(i) (with respect only to the Qualified Auditor’s Report) of the Loan Agreement and forbear from the exercise of any of its rights and remedies under the Loan Agreement and the other Loan Documents in connection with the Specified Events of Default for a period beginning as of the date hereof through and including June 30, 2018, and, with respect only to the Qualified Auditor’s Report, April 17, 2018 (together with any extensions thereof, the “Forbearance Period”); provided that interest on the Loans shall accrue at the Default Rate.

(a)     Conditional Waiver and Forbearance Limited to Specified Events of Default. Administrative Agent’s and the Majority Lenders’ conditional waiver and forbearance shall be limited solely to the exercise of their rights and remedies arising under the Loan Documents as a result of the Specified Events of Default, and Administrative Agent and the Majority Lenders shall not be deemed to have waived any rights or remedies they may have with respect to any other Default, other Event of Default or breach occurring thereunder during the Forbearance Period, or any breach of this Agreement.

(b)     Notice Requirements Satisfied. Each Borrower and Guarantor acknowledges that all notice requirements embodied in the Loan Documents and imposed upon Administrative Agent or any of the Lenders in connection with the Specified Events of Default, and the exercise of their remedies therefor (together with all applicable cure and/or grace periods) have been satisfied (or shall be deemed to have been satisfied by this Agreement) without exception, and that upon the expiration or earlier termination of the Forbearance Period, Administrative Agent and the Lenders shall, with respect to the Specified Event of Default, have the full right and power to exercise all remedies granted to them thereunder without further notice to such Borrower and subject to no other conditions precedent.

Forbearance to Loan Agreement

(c)     Agreement in the Nature of Forbearance Only. Each Borrower and Guarantor hereby acknowledges that Administrative Agent’s and the Lenders’ obligations under this Agreement are, as applicable, in the nature of a conditional waiver and forbearance only, and that Administrative Agent and the Lenders have not made any agreement or commitment to modify or extend the Loan Documents beyond the Forbearance Period, and that, upon the termination of the Forbearance Period, Administrative Agent and the Lenders shall have the immediate and unconditional right to exercise their remedies under the Loan Documents.

(d)     Termination of the Forbearance Period. The Forbearance Period shall end on the earliest to occur of the following:

(i)     End of Forbearance Period. June 30, 2018;

(ii)     Breach. A breach by any Borrower or Guarantor of any of the conditions, covenants, representations or warranties set forth in this Agreement;

(iii)     New Default. The occurrence of any new Default or Event of Default under any one or more of the Loan Documents, other than, for the purposes of this Section 3(d), a Default or Event of Default resulting from Parent’s failure to remain current in its filings and reports with the SEC to the extent such failure would be deemed to breach Section 6.9 of the Loan Agreement;

(iv)     Creditor Enforcement Action. Any creditor(s) of any Borrower or any Guarantor take(s) or threaten(s) in writing any enforcement action against any Borrower or any Guarantor which, in Administrative Agent’s reasonable judgment, would materially interfere with the operation of any Borrower’s or any Guarantor’s business or Administrative Agent’s and the Lenders’ ability to collect the Obligations;

(v)     Bankruptcy. Any Borrower or any Guarantor institutes or consents to the institution of any proceeding under the Bankruptcy Code or any similar statute or any proceeding under the Bankruptcy Code or any similar statute relating to any Borrower or any Guarantor is instituted without the consent of such Borrower or such Guarantor;

(vi)     Proceeding by Borrower or any Guarantor. Any Borrower or any Guarantor initiates any judicial, administrative or arbitration proceeding against Administrative Agent or any Lender; or

(vii)     Cash Maintenance. At any time during the Forbearance Period the Parent, on a consolidated basis with its subsidiaries, no longer maintains at least $3,000,000.00 in unrestricted cash or Cash Equivalents in deposit accounts or securities accounts (as each such term is defined in the UCC) in which Administrative Agent has a perfected first priority security interest.

Upon termination of the Forbearance Period, Administrative Agent’s and the Lenders’ agreement to conditionally waive and forbear shall terminate automatically without further act or action by Administrative Agent or any Lender, and Administrative Agent and the Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Documents and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, all of which are hereby expressly waived by each Borrower and Guarantor.

Forbearance to Loan Agreement

4.     Ratification of Loan Documents. Each Borrower, each Guarantor, Administrative Agent and each Majority Lender further agrees that the Liens created by the Loan Documents shall continue and carry forward until the Obligations are paid and performed in full. Each Borrower and each Guarantor further agrees that such Liens are hereby ratified and affirmed as valid and subsisting against the property described in the Loan Documents and that this Agreement shall in no manner vitiate, affect or impair the Loan Agreement or the other Loan Documents (except as expressly modified in this Agreement), and that such Liens shall not in any manner be waived, released, altered or modified. Each Borrower and each Guarantor acknowledges and agrees that as of the Effective Date, to its current and actual knowledge, there are no offsets, defenses or claims against any part of the Obligations.

5.     Amendments to Loan Agreement.

(a)     The definition of “Scheduled Maturity Date” appearing in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

“Scheduled Maturity Date” means December 31, 2018.

(b)     The definition of “Delisting” appearing in Section 1.1 of the Loan Agreement is hereby deleted.

(c)     A new Section 2.3(c)(viii) is hereby added to the Loan Agreement to read as follows:

(viii)     Exit Fee. In addition to any other amounts required to be paid pursuant to this Section 2.3, in connection with any payment or prepayment of the Loans occurring after April 15, 2018 including any payment following acceleration or the occurrence of the Scheduled Maturity Date, Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a fee (each, an “Exit Fee”) equal to the product of 0.06 times the amount of principal (including PIK Interest capitalized and PIK Interest which is due but has not then been capitalized) that is subject to such payment or prepayment. Each Exit Fee shall be due and payable concurrently with the payment or prepayment giving rise thereto.

(d)     A new Section 6.17 is hereby added to the Loan Agreement to read as follows:

6.17     Preferred Equity.

On or prior to April 30, 2018, Parent shall, pursuant to documentation satisfactory to the Administrative Agent, issue a new Series I Participating Preferred Stock (the “Series I Preferred Stock”) to Melody as agent for the Lenders that (a) will have a preference to dividends and distributions upon a “Liquidation Event” (which will include any “Fundamental Transaction” (each as defined in the rights and designations of its outstanding Series G Preferred Stock)) that is junior to the rights of Parent’s existing Series G Preferred Stock and Series H Preferred Stock but senior to the rights of Parent’s common stock and any other junior class of Parent’s capital stock, (b) will not be convertible into shares of common stock of Parent, (c) will be non-voting, except that the holders of Series I Preferred Stock will be entitled to vote as a separate class to approve the issuance of any capital stock of Parent that would have rights and designations that are senior to or on parity with the Series I Preferred Stock, and (d) will be entitled to receive upon a Liquidation Event a distribution equal to 25% of any cash, securities or other property available for distribution or payment to the holders of any junior capital stock after the distribution or payment to the holders of Parent’s Series G Preferred Stock and Series H Preferred Stock of any liquidation preference in accordance with the rights and designations of such series of senior capital stock and the distribution or payment to the holders of Parent’s common stock of $1,025,437. Contemporaneous with the issuance of the Series I Preferred Stock to Melody as agent for the Lenders, Melody, as agent for the holders of the Warrants, shall exchange all Warrants for such shares of the Series I Preferred Stock, and immediately upon such exchange, all Warrants will be cancelled.

Forbearance to Loan Agreement

(e)     The word “or” is added at the end of Section 8(q) of the Loan Agreement, the “; or” at the end of Section 8(r) of the Loan Agreement is replaced with a “.”, and Section 8(s) of the Loan Agreement is hereby deleted.

6.     Additional Agreements.

(a)     Board Observation Rights. Without limiting the generality of the foregoing or the agreements set forth in Section 6.15 of the Loan Agreement, the Loan Parties ratify, acknowledge and agree that the Administrative Agent has appointed Omar Jaffrey as the Observer, and that in such capacity Mr. Jaffrey shall (i) have the right to attend all meetings of each Board (and committee thereof) in a non-voting observer capacity, (ii) be provided all materials provided to the members of each Board (and committee thereof) and notice of such meetings, all in the manner and at the time provided to the members of such Board (and committee thereof). During the Forbearance Period, each Loan Party hereby waives and covenants not to exercise Loan Parties’ right to exclude the Observer from access to any material or meeting or portion thereof as set forth in Section 6.15(d) of the Loan Agreement except to preserve the attorney-client privilege so long as outside legal counsel to such Loan Parties has advised the Loan Parties in writing that the attorney-client privilege applies to such material or meeting or portion thereof under applicable law and that access to such material or meeting or portion thereof could result in the waiver of such attorney-client privilege under applicable law.

(b)     Cash Flow Reporting. On or before April 24, 2018, Parent shall prepare and deliver to Administrative Agent a 13-week cash flow projection (“Cash Flow Projection”) and operating budget for Parent and its Subsidiaries on a consolidated basis (“Operating Budget”) each in form and content reasonably satisfactory to Administrative Agent. Parent shall deliver to Administrative Agent a revised Cash Flow Projection for the next 13-week period on the first Business Day of each calendar week thereafter, together with a comparison of actual cash flows achieved for the immediately preceding calendar week to the projected cash flows for such week. Without limiting the obligations set forth in Section 6.2(e) of the Loan Agreement, Parent shall cause each Loan Party promptly to provide Administrative Agent with information regarding the operations, business affairs and financial condition of any Loan Party, including, but not limited to, the results of operations of Parent and its subsidiaries compared to the Operating Budget. Parent shall cause the Chief Executive Officer and Chief Financial Officer of Parent to be available during normal business hours to answer the questions of, and to provide information to, the Observer and to any representative of Administrative Agent relating to the operations, business affairs and financial condition of any Loan Party.

(c)     Financial Adviser. Parent shall maintain the retention of a third party investment banker of national reputation or qualified telecommunications banker (of which Bank Street Group LLC shall be considered qualified) (the “Financial Adviser”) selected by Parent and retained at Parent’s own cost and expense, with such Financial Adviser and such terms of retention to be acceptable to the Administrative Agent in the Administrative Agent’s sole discretion, to assist Parent in a process that will lead to the sale of the Loan Parties or other transaction reasonably expected to result in the payment in full in cash of all Obligations owing to Administrative Agent and the Lenders (such transaction, the “Sale Transaction”), and to perform such other services as Parent may require. Parent shall promptly advise the Administrative Agent of any material developments in efforts, shall promptly deliver to the Administrative Agent all materials (including any teaser, general marketing materials and confidential information memoranda) distributed to parties in furtherance of any proposed Sale Transaction, shall at all reasonable times make its officers and management representatives available to the Administrative Agent to discuss such Sale Transaction process and any material developments related thereto and shall provide the Administrative Agent with any written indications of interest, proposals, term sheets, letters of intent, commitment letters and other significant materials received in connection with such Sale Transaction within two (2) Business Days following their receipt. For the avoidance of doubt, the Borrowers and Guarantors acknowledge that the Administrative Agent and the Lenders shall have the right, at all reasonable times, to consult directly with the Financial Adviser regarding the status of any Sale Transaction efforts.

Forbearance to Loan Agreement

(d)     Sale Milestones. In connection with a Sale Transaction sufficient to repay the Obligations in full on or before September 30, 2018, the Loan Parties shall:

(i)     On or before April 16, 2018 the Financial Adviser will prepare a teaser or other general marketing materials regarding the Company (and approved by Parent) seeking to consummate a Sale Transaction by no later than September 30, 2018, and will distribute such materials to those potential purchases, lenders or investors identified by the Financial Adviser;

(ii)     On or before April 30, 2018, Parent will receive and share with the Administrative Agent and the Lenders one or more written indications of interest from reputable purchasers, investors or lender offering to provide to consummate a Sale Transaction by no later than September 30, 2018;

(iii)     On or before May 15, 2018, Parent will deliver to the Administrative Agent and the Lenders an executed term sheet for the Sale Transaction by no later than June 30, 2018; and

(iv)     On or before June 30, 2018, Parent will deliver to the Administrative Agent and the Lenders definitive, executed documentation to consummate the Sale Transaction by no later than September 30, 2018.

(e)     Restructuring Adviser. Not later than fifteen (15) days after the execution and delivery of this Agreement, Parent will engage an individual to serve as a restructuring adviser to Parent (the “Restructuring Adviser”). The individual engaged by Parent to serve in such capacity will have at least ten years of professional experience serving in the same or similar roles, have substantive experience in structuring and managing corporate restructurings and sale processes and be reasonably acceptable to the Administrative Agent. Any individual referred to Parent by Alvarez & Marsal, FTI Consulting or Berkeley Research Group and deemed to be qualified for the role by the Financial Adviser will be deemed reasonably acceptable to the Administrative Agent. If permitted by the Restructuring Adviser’s employer, the Loan Parties shall cause the Restructuring Adviser to be appointed to the board of directors of Parent. The role of the Restructuring Adviser will be to (i) assist the chief executive officer and the board of directors of Parent to take such operational steps necessary or appropriate to maximize the value of Parent and its Subsidiaries in the sale process and (ii) at the request of the chief executive officer of Parent, advise and assist the chief executive officer of Parent on matters related to optimizing the operations of Parent and its Subsidiaries. The Restructuring Adviser will be engaged by Parent and will report to the chief executive officer of Parent and Parent’s board of directors and may be terminated by Parent’s board of directors with or without cause, provided that such termination will cause an Event of Default unless the Majority Lenders shall have consented to a replacement in advance of such termination. The Loan Parties shall grant the Restructuring Adviser with authority to review all aspects of Parent’s and its Subsidiaries’ business and to make recommendations to the chief executive officer and/or the board of directors of Parent regarding decisions that the Restructuring Adviser believes will facilitate the successful sale of all or a portion of Parent’s and its Subsidiaries’ assets. Each Loan Party shall, and shall cause, its Subsidiaries and its and their respective officers, directors and personnel to cooperate fully with the engagement of the Restructuring Adviser.

Forbearance to Loan Agreement

(f)     Board of Directors. Not later than thirty (30) days after the execution and delivery of this Agreement, the Loan Parties shall cause each vacancy on the board of directors of Parent to be filled by an individual (i) who is not an officer of Parent or any of Parent’s Subsidiaries, (ii) who is not affiliated or associated with the Parent or any officer or director of Parent, (iii) who does not beneficially owns more than 1% of the common stock of Parent and (iv) who is reasonably acceptable to the Administrative Agent. An individual referred to Parent by Alvarez & Marsal, FTI Consulting or Berkeley Research Group meeting the foregoing qualifications will be deemed reasonably acceptable to the Administrative Agent. If permitted by the Restructuring Adviser’s employer, the Loan Parties shall cause the Restructuring Adviser to be appointed to the board of directors of Parent. The Loan Parties shall cause all matters related to the development and implementation of plans for a long term financial restructuring of Parent and its Subsidiaries or facilitating a Sale Transaction to be discussed and approved by the full board of directors of Parent.

(g)     MIP. Not later than thirty (30) days after the execution and delivery of this Agreement, the Parent shall adopt a short-term incentive compensation plan for officers and senior employees of Parent and its Subsidiaries recommended as participants in such plan by the chief executive officer of Parent (the “Management Incentive Plan”) in form and substance reasonably acceptable to the Majority Lenders. The Management Incentive Plan shall pay participants an aggregate of up to $2,000,000 in cash bonuses (subject to withholding and deductions) upon the a sale of Parent and its Subsidiaries that results in the payment in full in cash of all Obligations owning to the Administrative Agent and the Lenders (a “Triggering Sale”). Payments under the Management Incentive Plan shall provide for an allocation of payments to participants of an aggregate of $1,000,000 upon a Triggering Sale plus up to an additional aggregate of $1,000,000 to be earned proportionately as the implied enterprise value of Parent and its Subsidiaries increases from a minimum of $45,000,000 to a maximum of $55,000,000.

(h)     SEC Filings. Subject to the approval of the board of directors of Parent in consultation with outside legal counsel and to compliance with applicable law, Parent will cause to be prepared and filed with the Securities and Exchange Commission a Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Exchange Act of 1934 on Form 15 and take such other actions as may be required deregister the common stock and thereby cease filing periodic reports with the Securities and Exchange Commission in accordance with the Exchange Act of 1934.

(i)     Restructuring Discussions Not Binding. Borrowers and certain of Borrowers’ respective employees, representatives, attorneys and agents, Administrative Agent, Lenders and certain Lenders’ respective employees, representatives, attorneys and agents, may have from time to time discussions and negotiations with respect to the Specified Events of Default and amendments to the Loan Documents. All such discussions (whether before, on or after the date hereof) are referred to herein as the “Discussions”. None of the Discussions or any action or inaction on the part of Administrative Agent or any Lender taken or omitted during the period of the Discussions (unless and until evidenced by definitive documentation, if any) shall be construed to constitute or represent a commitment or intention by Administrative Agent or any Lender to (i) make any financial accommodations to Borrowers or any other persons, (ii) restructure the Loan or any Loan Document, (iii) make any additional loan to Borrowers, or (iv) waive, modify or further forebear from exercising any of any such Lender’s rights, powers, privileges or remedies in respect of the Loan, and under the Loan Documents, at law, in equity or otherwise. Moreover (x) prior to the date hereof, no such commitment, waiver, modification or further forbearance has been offered, granted, extended or agreed to by Administrative Agent or any Lender during the period of the Discussions and (y) from and after the date hereof, no such commitment, waiver, modification or further forbearance shall bind Administrative Agent or any Lender unless and until evidenced by definitive documentation. No failure on the part of Administrative Agent or any Lender or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy against any Borrower or under the Loan Documents during the period of the Discussions shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent or the Lenders or by any of their respective agents of any right, power or remedy against Borrowers hereunder or under the Loan Documents during the period of the Discussions preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any such Discussions are voluntary in nature, are entered into in reliance upon the understandings set forth in this Section 5(d) and may be terminated by written notice sent in accordance with the terms of the Loan Agreement by any Lender or Borrower at any time without cause or prior notice and without liability of any kind. The agreements set forth in this Section 6(i) shall survive the expiration or earlier termination of the Forbearance Period.

Forbearance to Loan Agreement

7.     Representations and Warranties. Each Borrower and Guarantor hereby certifies that, after giving effect to this Agreement:

(a)     The representations and warranties of each Borrower and Guarantor contained in Article 5 of the Loan Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of each Borrower and Guarantor contained in Article 5 of the Loan Agreement (other than Section 5.25 of the Loan Agreement solely with respect to the Specified Events of Default), or which are contained in any document furnished at any time under or in connection with the Loan Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b)     this Agreement has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of the Bankruptcy Code or any applicable similar statute; and

(c)     after giving effect to this Agreement and except for the Specified Events of Default, no Default or Event of Default exists.

8.     Conditions to Effectiveness. This Agreement shall not be effective until the following conditions precedent have been satisfied:

(a)     Administrative Agent shall have received counterparts of this Agreement executed by each Borrower, each Guarantor, Administrative Agent and each Majority Lender;

(b)     No Default or Event of Default shall exist except the Specified Events of Default; and

Forbearance to Loan Agreement

(c)     Administrative Agent shall have received such other documents, instruments and certificates as reasonably requested by Administrative Agent.

Upon the satisfaction of the conditions set forth in this Section 8, this Agreement shall be effective as of the date hereof.

9.     Scope of Agreement. Any and all other provisions of the Loan Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Agreement.

10.     Limitation on Agreements. The amendments and agreements set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender now has or may have in the future under, or in connection with the Loan Documents, as amended or modified by this Agreement, the other Loan Documents or any of the documents referred to herein or therein.

11.     CHOICE OF LAW; SERVICE OF PROCESS; JURY TRIAL WAIVER.THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE EXCLUDING AND WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. BORROWER AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS SAID ADDRESS. BORROWER AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Forbearance to Loan Agreement

12.     Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

13.     Loan Document. This Agreement is a Loan Document and is subject to all provisions of the Loan Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

14.     Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

15.     No Novation. This Agreement amends and restates the Original Forbearance Agreement. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations and is not intended to constitute a novation of the Loan Agreement or any of the other Loan Documents. All of the Obligations owing by Borrower under the Loan Agreement and the other Loan Documents shall continue.

16.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower or any of Parent’s Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each of the Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

17.     Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

18.     Expenses. Without limiting the provisions of the Loan Agreement (including, without limitation, Article 10 thereof), Borrowers agree to pay all costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Administrative Agent or any Lender) incurred before or after the date hereof by Administrative Agent, any Lender and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.

19.     Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, each Borrower (“Releasor”) agrees as follows (the “Release Provision”):

(a)     Releasor hereby releases and forever discharges Administrative Agent, each Lender and their respective predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of Lender Group.

Forbearance to Loan Agreement

(b)     Releasor agrees not to sue any of Lender Group or in any way assist any other Person in suing Lender Group with respect to any Claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)     Releasor acknowledges, warrants, and represents to Lender Group that:

(i)     Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)     Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)     Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.

(iv)     Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such Claims to any other Person.

(d)     Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and the Lenders to enter into this Agreement.

(e)     It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any Claims released hereby against Lender Group.

(f)     If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

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20.     INTEGRATION. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

BORROWERS:

TOWERSTREAM CORPORATION, a Delaware corporation

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

TOWERSTREAM I, INC., a Delaware corporation,

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

HETNETS TOWER CORPORATION, a Delaware corporation,

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

Signature Page

Forbearance to Loan Agreement

GUARANTORS:

OMEGA COMMUNICATIONS CORPORATION, a Delaware corporation

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

ALPHA COMMUNICATIONS CORPORATION, a Delaware corporation,

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

TOWERSTREAM HOUSTON, INC, a Texas corporation,

By:	/s/ Ernest Ortega
Name:	Ernest Ortega
Title:	Chief Executive Officer

Signature Page

Forbearance to Loan Agreement

ADMINISTRATIVE AGENT:

MELODY BUSINESS FINANCE, LLC, a Delaware limited liability company

By:	/s/ Terri Lecamp
Terri Lecamp Authorized Signatory

Signature Page

Forbearance to Loan Agreement

MAJORITY LENDERS:

MELODY CAPITAL PARTNERS OFFSHORE CREDIT MINI-MASTER FUND, LP
By:	Melody Capital Partners, LP Its Investment Advisor

By:	/s/ Terri Lecamp
Terri Lecamp Authorized Signatory

MELODY CAPITAL PARTNERS ONSHORE CREDIT FUND, LP
By:	Melody Capital Partners, LP Its Investment Advisor

By:	/s/ Terri Lecamp
Terri Lecamp Authorized Signatory

MELODY SPECIAL SITUATIONS OFFSHORE CREDIT MINI-MASTER FUND, LP
By:	Melody Capital Partners, LP Its Investment Advisor

By:	/s/ Terri Lecamp
Terri Lecamp Authorized Signatory

Signature Page

Forbearance to Loan Agreement

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